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                                                                    Exhibit 23.1


               Consent of Ernst & Young LLP, Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-73210), pertaining to the Company's Stock Incentive Plan, 1993 Employees' Stock Grant Plan, Employees' Stock Purchase Plan and Senior Management Stock Distribution Plan, the Registration Statement (Form S-8 No. 33-75350), pertaining to the Company's 1993 Directors' Stock Option Plan, the Registration Statement (Form S-8 No. 33-89910), pertaining to the Company's 1995 Director Stock Option Plan, the Registration Statement (Form S-8 33-88912), pertaining to the Company's Employees' Stock Incentive Plan, the Registration Statement (Form S-8 No. 33-89914), pertaining to the Company's 1995 Employees' Stock Purchase Plan, the Registration Statement (Form S-8 No. 333-01333), pertaining to the Company's Employees' Stock Incentive Plan, the Registration Statement (Form S-8 No. 333-01335), pertaining to the Avail Systems Corporation 1991 Incentive Stock Plan, the Registration Statement (Form S-3 No. 333-03879) of Wang Laboratories, Inc. and the related Prospectus, the Registration Statement (Form S-3 and Form S-3/A No. 333-06611) of Wang Laboratories, Inc. and the related Prospectus, the Registration Statement (Form S-8 No. 333-12963), pertaining to the I-Net, Inc. Key Employee Stock Option Plan, the Registration Statement (Form S-8 No. 333-12943), pertaining to the I-Net, Inc. 1996 Stock Incentive Plan, the Registration Statement (Form S-3 and Form S-3/A No. 333-19789), of Wang Laboratories, Inc. Common Stock, the Registration Statement (Form S-8 No. 333-26661), pertaining to Wang Laboratories, Inc. Common Stock, the Registration Statement (Form S-8 No. 333-26635), pertaining to the I-Net, Inc. Key Employee Stock Option Plan, the Registration Statement (Form S-8 No. 333-26637), pertaining to the I-Net, Inc. 1996 Stock Incentive Plan, the Registration Statement (Form S-3 No. 333-27969), of Wang Laboratories, Inc. pertaining to a warrant for Common Stock, and the Registration Statement (Form S-3 No. 333-27971), of Wang Laboratories, Inc. Common Stock of our report dated August 13, 1997, with respect to the consolidated financial statements and schedule of Wang Laboratories, Inc. included in the Annual Report (Form 10-K) for the year ended June 30, 1997.



                                             ERNST & YOUNG LLP



Boston, Massachusetts
September 24, 1997